UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 7, 2008
(Date of earliest event reported: December 31, 2007)

Cybertel Capital Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-26913	86-0862532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4663 NE St. John Road, Ste B Vancouver, Washington	98661
(Address of principal executive offices)	(Zip Code)

(858) 646-7410
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Agreement

On December 15, 2007 (effective December 31, 2007), the Company entered into a Mutual Separation Agreement (the “Separation Agreement”) with AireWire, Inc. (“Airewire”). The Company and Airewire were parties to an acquisition agreement dated March 31, 2006. Both parties have deemed it in their best interests to unwind the Acquisition Agreement. The Separation Agreement provides that the Company will return the 1,000,000 shares of Airewire owned by it and that Airewire will return the 500,000 shares of Cybertel Capital Corporation owned by it. On the effective date, neither party will have any obligation to the other.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following document is included as an exhibit to the Form 8-K.

Exhibit Number	Description

10.1	Mutual Separation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2008

Cyberel Capital Corporation

By:	/s/ James Wheeler
James Wheeler President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Mutual Separation Agreement